UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 13, 2010
JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On October 13, 2010, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) reported 2010 third quarter net income of $4.4 billion, or $1.01 per share, compared with net income of $3.6 billion, or $0.82 per share, for the third quarter of 2009. A copy of the 2010 third quarter earnings release is attached hereto as Exhibit 99.1, and a copy of the earnings release financial supplement is attached hereto as Exhibit 99.2.
Each of the Exhibits provided with this Form 8-K shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
This current report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in the Firm’s Annual Report on Form 10-K for the year ended December 31, 2009, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010, each of which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit
12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges

12.2	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

99.1	JPMorgan Chase & Co. Earnings Release — Third Quarter 2010 Results

99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement — Third Quarter 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Louis Rauchenberger Louis Rauchenberger

Managing Director and Controller
[Principal Accounting Officer]
Dated: October 13, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
12.1	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges

12.2	JPMorgan Chase & Co. Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

99.1	JPMorgan Chase & Co. Earnings Release — Third Quarter 2010 Results

99.2	JPMorgan Chase & Co. Earnings Release Financial Supplement — Third Quarter 2010

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